UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2013

Platinum Underwriters Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-31341	98-0416483
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Waterloo House, 100 Pitts Bay Road, Pembroke, Bermuda		HM 08
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-7195

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2013, Platinum Underwriters Holdings, Ltd. (the "Platinum Holdings") and its subsidiaries Platinum Underwriters Bermuda, Ltd. ("Platinum Bermuda") and Platinum Underwriters Reinsurance, Inc. ("Platinum US") entered into a letter agreement (the "Letter Amendment") amending the $100 million committed letter of credit facility letter dated June 30, 2011 between Platinum Bermuda, Platinum US, Platinum Holdings and Citibank Europe plc (the "Facility Letter"). The Letter Amendment amends the Facility Letter to extend the availability end date and facility expiry date by two years. Pursuant to the Letter Amendment, under the terms of the Facility Letter, no letter of credit will be issued under the facility after December 31, 2015. In addition, any letter of credit issued under the facility will expire no later than December 31, 2016. Other than as described herein, the material terms of the Facility Letter have not changed. For a description of those terms, see Item 1.01 of the Current Report on Form 8-K filed by the registrant on June 30, 2011.

The foregoing description of the Letter Amendment does not purport to be a complete statement of the parties’ rights and obligations under the Letter Amendment and the transactions contemplated thereby. The foregoing description is qualified in its entirety by reference to the Letter Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included pursuant to Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Letter agreement dated December 19, 2013 among Platinum Underwriters Bermuda, Ltd., Platinum Underwriters Reinsurance, Inc., Platinum Underwriters Holdings, Ltd. (solely for purposes of paragraph 9.2 of the Facility Letter) and Citibank Europe plc

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platinum Underwriters Holdings, Ltd.

December 20, 2013	By:	/s/ Mark Pickering

Name: Mark Pickering
Title: Senior Vice President and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Letter agreement dated December 19, 2013 among Platinum Underwriters Bermuda, Ltd., Platinum Underwriters Reinsurance, Inc., Platinum Underwriters Holdings, Ltd. (solely for purposes of paragraph 9.2 of the Facility Letter) and Citibank Europe plc